Exhibit 99.1

March 2016

March 2016 2 Certain statements contained in this presentation that are not historical facts, including any statements as to future market conditions, results of operations and financial projections, are forward-looking statements and are thus prospective. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future express or implied results. Although SPX believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the company’s existing operations, which are subject to change. Particular risks facing SPX include risks relating to our recent spin-off transaction, economic, business and other risks stemming from changes in the economy, our international operations, legal and regulatory risks, cost of raw materials, pricing pressures, and our ability to manage changes and measure and estimate the expected revenue and cost associated with our power projects in South Africa and integration of acquisitions. More information regarding such risks can be found in SPX’s SEC filings. Statements in this presentation are only as of the time made, and SPX does not intend to update any statements made in this presentation except as required by regulatory authorities. This presentation includes non-GAAP financial measures. For a reconciliation of the non-GAAP financial measures with the most comparable measures calculated and presented in accordance with GAAP refer to prior presentations available in the investor relations section of our website (SPX.com). We believe that non-GAAP measures are useful to investors in evaluating our operating performance and our management of the business from period to period.

SPX Corporation: Company Overview March 2016

Company Overview 4 SPX Corporation is a Leading Supplier of HVAC, Detection & Measurement and Power Equipment; More than 2/3 of Revenue is Generated by Sales Into North America The “New” SPX Corporation Headquartered in Charlotte, NC A leading supplier of: HVAC products, Detection & Measurement technologies, and Power equipment ~$1.7b of revenue in 2015 ~6,000 employees NYSE Ticker: SPXC 2015 Revenue by Region 71% 16% 10% 3% 0% March 2016

Key Product Offerings and Financial Profile by Segment 5 Segment Income is Predominantly Generated by the HVAC and Detection & Measurement Segments Locators Fare collection systems Communication technologies Obstruction lighting Package cooling units Fluid coolers Residential and non-residential boilers Electrical heating products Power transformers Cooling towers Heat exchangers Pollution filters 2015: $529m revenue Segment Income margin: 15% 2015 base power business(1): $931m revenue Segment Income margin: 1% 2015: $232m revenue Segment Income margin: 20% (1) Excludes South African projects March 2016

Value Creation in Core Businesses 6 Expanding in Attractive Markets While Reducing Exposure to Lower Return Markets Substantial Growth in Earnings and Cash Flow Grow HVAC platform: New product development Channel development Geographic expansion Leverage synergies HVAC Improve efficiency of power transformer business: Increase sales of new, value-engineered power transformer design Productivity initiatives POWER Transformers Grow Detection & Measurement platform: Continue to upgrade installed base New product launches in 2015-2016 Expand vertically and geographically Extend product offering into adjacent markets Detection & Measurement Reduce complexity, risk and cost in power generation business: Project execution and selectivity Focus on working capital Reposition business POWER Generation March 2016

2015 Value Creation Key Accomplishments 7 Making Progress On Value Creation Strategies Launch of new evaporative condenser product (industrial refrigeration) Launch of new high-efficiency boiler (residential heating) New Genfare Link fare collection system installed in key reference market Launch of RD8100 GPS-enabled cable and pipe locator South African Projects: GE agreement amendment completed in Q4 2015 Announced sale of Global Dry Cooling business New, value-engineered transformer design accepted by >50% of customers Transformers’ margin improvements ahead of schedule March 2016

South African Projects Update – Q4 2015 8 Structurally Reduces Risk Profile of the South African Projects GE (Alstom) Agreement Amendment De-scoped our construction activities on the Air Cooled Condensers (ACCs) De-scoped for the final three units (six total) of the Kusile site Medupi site not part of our project scope for ACCs Structurally reduces risk profile Settled most material outstanding claims with GE and our subcontractors Financial impact included in charge taken in Q3 2015 $95 million charge (~$71m, net of minority interest) March 2016

Kusile Air Cooled Condenser (“ACC”) 9 Driving to Completion of the First Three Units March 2016

Sale of Global Dry Cooling Business 10 Represents Our Commitment to Shareholders to Optimize Capital Utilization Agreement to sell Dry Cooling business to Paharpur Cooling Towers Limited (a leading cooling solution provider with global operations, headquartered in India) Expected to be finalized in 1H 2016 Purchase price is ~$48m – subject to adjustments for working capital ~10% of the Power Segment’s 2015 revenues Sale proceeds will be deployed in accordance with our stated capital allocation policy March 2016

Segment Overview March 2016

HVAC Segment Overview 12 2015 Revenue $529 Geography Revenue Profile New Build 33% Replacement 67% 2014 2015 3-Yr Target Revenue $536 $529 2-4% CAGR Segment Income % 13.0% 15.2% 15-16% 2016 Outlook Considerations EMEA and APAC market environments Timing of start of Q4’15 winter heating season Growth from 2015/2016 new product launches Commercial construction sensitivity Favorable mix effect on 2015 margins High degree of replacement sales and North American-focused footprint ($ millions) Heating 54% Cooling 46% Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses March 2016

Heating Products Overview 13 Strong Product Brands and Leading Market Positions in North America North American businesses with strong brands Products used in residential and non-residential markets and sold primarily through distributors End customers concentrated in the Northeast and Midwest Demand for boiler systems is seasonal: Concentrated in the second half Sensitive to heating season degree days Key organic growth opportunities: Product portfolio expansion Sales channel management 2015 Revenue Breakdown $286m March 2016 Boiler Systems 66% Electrical Heating Products 34%

Heating Product Examples 14 Broad Product Offering of Heating Solutions for Residential and Light Commercial Applications Standard cast iron High efficiency Natural gas and oil Standard cast iron High efficiency Natural gas and oil Commercial Boilers Digital wall heaters Aluminum convection heaters Wash-down, corrosion resistant heaters Residential Boilers Electrical Heating Products March 2016

Strong Product Brands and Leading Market Positions Across Cooling Product Portfolio 15 Cooling products used in non-residential, commercial construction, process cooling and refrigeration applications Well-recognized product brands: Marley and Recold Well-established sales channel including reps and distributors Demand generally follows construction trends (e.g., Dodge Index) Key growth opportunities: Expand in adjacent markets New product development Channel expansion Geographic expansion 2015 Revenue Breakdown 2015 Revenue by Geography 72% 10% 18% $243m Cooling Products Overview March 2016 Package Cooling Towers 84% Parts and Service 16%

Cooling Product Examples 16 Over 90 Years of Experience Engineering and Manufacturing Cooling Towers; Marley Sets a High Standard for Efficiency and Quality March 2016

Detection & Measurement Segment Overview 17 2015 Revenue $232 Geography Revenue Profile Fare Collection Technologies 17% Replacement 75% 2014 2015 3-Yr Target Revenue $244 $232 2-6% CAGR Segment Income % 22.6% 19.8% 22-24% 2016 Outlook Considerations U.S. federal transportation funding Industrial and commercial construction Global government spending Growth from 2015/2016 new product launches USD strength High degree of replacement sales; strong operating leverage and growth in infrastructure-based project businesses ($ millions) New Build 25% Communications Technology 38% Locators & Inspection Equipment 45% Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses March 2016

Leading Global Supplier of Underground Pipe and Conduit Detection Equipment 18 Based in the U.K., a leading global supplier of underground pipe and conduit locators and inspection equipment Continuous new product enhancements and loyal customer base ~6% revenue CAGR from 2010-2015 Key demand drivers: Global infrastructure growth Construction growth Telecommunications growth 2015 Revenue by Product 2015 Revenue by Geography 44% 38% 18% $104m Locators & Inspection Equipment March 2016 Locators 70% Inspection 10% Dry Air 20%

Leading Brands and Technologies 19 2015 Revenue by Product 2015 Revenue by Geography 68% 10% $89m 22% A leading global supplier of spectrum monitoring (SMS) and communications intelligence (COMINT) systems A leading North American supplier of obstruction lighting products Key demand drivers: Global growth of wireless usage Increased spectrum provisioning and monitoring Anti-terrorism and drug interdiction efforts Maintenance and replacement of installed base Communications Technology March 2016 SMS & COMINT 55% Obstruction Lighting Products 45%

Communications Technology 20 From Borders to Battlefields and From Urban Landscapes to Wide Open Spaces, Our Products Empower Customers to Monitor, Analyze and Manage the RF Spectrum Communications Intelligence (COMINT) Spectrum Monitoring (SMS) March 2016

Communications Technology 21 We Provide High-Quality LED and Xenon Lighting Systems for a Variety of Tower Applications Flash Lighting Systems Flash Lighting Systems March 2016

Fare Collection Technologies 22 A Leading North American Supplier of Fare Collection Technologies A leading North American supplier in fare collection: Historical market position concentrated on fare box installations Rapidly evolving technology in the market has driven a transformation in our business: Evolved from “fare box supplier” to “fare collection system provider” Invested in software, product development, program management and marketing Strategic relationships with larger public infrastructure system integrators New product introductions have expanded product offering to include: Mobile ticketing Cloud-based data hosting Remote ticket validator Point-of-sale delivery systems GENFARE March 2016

Next Generation Fare Collection System 23 Fast Fare Suite of Products Integrated With Back-End Support; We Believe This is The New Industry Standard e-FareTM Point-of-Sale Fast Fare-eTM Legacy Farebox Cloud-Based Software Support E-ticketing Fast Fare Box March 2016

Base Power* Segment Overview 24 2015 Revenue $931 Geography Revenue Profile Replacement 62% 2014 2015 3-Yr Target Revenue $1,097 $931 (3%)-0% CAGR Segment Income % 3.5% 1.1% 4-5% 2016 Outlook Considerations Transformer pricing and lead times Impact of transformers’ operational initiatives Restructuring savings in power generation Additional cost reduction opportunities Global power demand Margin growth in transformers; cost reduction and process improvements in power generation ($ millions) New Build 38% Power Generation 60% Transformers 40% (*) Excludes the results of the South African projects. Note: Revenue Profile breakdown is based on Management’s best estimates of end-market uses March 2016

Power Generation Equipment 25 We Provide Highly Engineered Products that Serve Several Types of Power Generation Plants Leading supplier of cooling systems, large scale heat exchangers and pollution control systems Highly engineered products Equipment and technological solutions for several types of power generation plants Large installed base with recurring service opportunities Focused on specific strategic actions to significantly reduce our cost base and improve operational efficiency Hybrid Cooling (ClearSky) March 2016

Power Transformers 26 Our Focus is on Creating Higher Margins through Operational Efficiencies and Commercial Initiatives SPX is a leading supplier of power transformers into North America with strong brand equity Locations: Waukesha, WI and Goldsboro, NC Demand largely driven by replacement of aging installed base: Average age of installed base is ~40 years Recent end market trends: Replacement demand has been strong Market pricing remains competitive with stable lead times Commercial initiatives: Marketing new, value engineered transformer design Focusing on the market segments that best leverage our manufacturing and engineering value March 2016

South Africa March 2016

South African Projects Overview 28 These Two Power Stations Expected to Add ~10 GW of Power Capacity When Completed Medupi & Kusile Power Stations Medupi and Kusile are the two mega-projects: Twelve 800 mega-watt coal-fired plants (six at each project site) Eskom is a state-owned South African utility Alstom and Mitsubishi Hitachi are the primary contractors The final unit is expected to be commercially operational around 2021 Four primary phases: manufacturing, construction, commissioning and warranty Boiler Island Turbine Island March 2016

Market Commentary & Guidance March 2016

Impact of Current Macro Trends 30 Diverse End Markets and Products and North American-Focused Footprint Trend Impact Commentary Modest ~2/3 replacement revenue across segments HVAC and transformers lag changes in economic indices (e.g., Dodge Index) Low Little impact on HVAC and D&M; modest exposure on power generation Potential secondary effect of reduced capex spending and government budgets Low 72% of sales in U.S. – FX exposure is mostly translation related Potential effect on U.S. export competitiveness Low ~5% of revenue from sales to/in China, excluding Dry Cooling Steady in HVAC and Detection & Measurement with declines in power generation (due to sale of Dry Cooling) Low Demand Growth in U.S. Declining Oil Prices Strengthening U.S. Dollar Slowing Chinese Economy March 2016

2016 Guidance – Core* 31 Core Operating Income Range of $80 million to $100 million; Core EPS Range of $0.95-1.25 Revenue Segment Income Margin HVAC Towards the lower-end of LT annual growth targets of 2-4% Flat (favorable margin project in 3Q’15 affects comparisons) Detection & Measurement In-line with LT annual growth targets of 2-6% At least 100 bps increase driven by commercial efforts in fare collection systems Base* Power Transformer revenues up modestly Decline in base power revenues Sale of Dry Cooling At least 50 bps improvement in transformers Reduced overhead in base power Total SPX Core $1.5-1.7 billion (decline due to lower revenues in Power Generation, the sale of Dry Cooling and FX headwinds) 9-10% with improvements across all segments * Excludes the results of the South African projects. March 2016

2016 Modeling Considerations 32 Metric Commentary/Assumptions Corporate costs ~$40M Non-cash stock comp $13-15M Restructuring costs ~$5M Interest cost $13-14M Tax rate 35-40%, jurisdictionally sensitive Capex $18-20M Cash cost of pension + OPEB ~$16M ongoing cash cost D&A $30-32M, mostly in COGS Share count 42-43M FCF Conversion ~100% of Core Net Income (i.e., ex South African projects) March 2016

Financial Position & Capital Allocation March 2016

Financial Position 34 Generated Core Free Cash Flow of More Than $85 million in Q4 2015 Capital Structure Update ($ millions) March 2016 Short-term debt $ 24 Current maturities of long-term debt 9 Long-term debt 341 Gross Debt $ 374 Less: Cash on hand (101) Net Debt $ 273 Q3'15 Q4'15 $350 $350 $83 $101 $58 $24 Term Debt Cash Other ST Debt

Financial Position 35 Reduced Leverage Due to Strong Q4 Cash Flow Capital Structure Update *Calculated as defined by SPX’s credit facility agreement. Net debt subtracts cash in excess of $50 million. ** Uses gross debt and LTM EBITDA as defined by SPX’s credit facility agreement. ($ in millions) March 2016 2.7x 2.5x 2.9x 2.8x 1.5 - 2.5x Q3'15 Q4'15 LT Target Leverage Ratios Bank Net Leverage* Gross Leverage** 0 50 100 150 200 250 300 2016 2017 2018 2019 2020 $9 $18 $18 $18 $289 Term Debt Repayment Schedule

Capital Allocation Discipline 36 Evaluating Highest, Risk-Adjusted Return Opportunities Methodology Expected Outcome Utilize strategic planning process to evaluate future revenue and earnings growth Quantify projected future cash flows and estimate total company valuation Maintain target capital structure Debt to EBITDA(1) target range: 1.5x to 2.5x Invest available capital in highest, risk- adjusted, return opportunities: ROIC & EVA models continue to drive allocation decision-making Cost reduction initiatives Organic business development Bolt-on acquisitions (HVAC and Detection & Measurement) Return of capital to shareholders (1) Gross Debt and EBITDA as defined in SPX Corporation’s credit facility March 2016

Capital Allocation Strategy Capital Allocation 37 Expect At Least $200m of Cumulative Incremental Liquidity by Year-End 2018 March 2016 Incremental Liquidity of $200m by YE 2018 Growth Investments in Core Businesses Return of Capital to Shareholders Reduction in Debt and Equivalents

Executive Summary March 2016

Executive Summary 39 2015 Recap: Solid margin improvement in HVAC and transformers 2016 Outlook: Continued execution of operational initiatives to drive margin growth Value Creation: Scale growth platforms and reduce exposure to lower return markets Strategic Review: Actively reviewing strategic fit and ROIC of each business Capital Allocation: Evaluating highest, risk-adjusted return opportunities March 2016

March 2016